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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 23, 1997


                        FIDELITY NATIONAL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                        1-9396                         86-0498599
----------------------------     ------------------------      ----------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer Identification
    of incorporation)                                                    Number)


                   17911 Von Karman Avenue, Irvine, California
                   -------------------------------------------
                      92614 (Address of principal executive
                                    offices)

                                 (714) 622-4333
                                 --------------
              (Registrant's telephone number, including area code)


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             FIDELITY NATIONAL FINANCIAL, INC.


Dated:  September 23, 1997                   /s/ Allen D. Meadows
                                             ---------------------------------
                                             Allen D. Meadows
                                             Executive Vice President
                                             Chief Financial Officer














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Item 5.  Other Events

             On September 16, 1997, the Board of Directors of Fidelity National Financial, Inc. elected certain individuals as officers of Fidelity National Financial, Inc. as follows:

             Allen D. Meadows was elected Executive Vice President and Chief Financial Officer.

             Carl A. Strunk was elected Executive Vice President Finance.

             Andrew F. Puzder was elected Executive Vice President.

             M'Liss Jones Kane was elected Senior Vice President, General Counsel and Corporate Secretary.


Item 7.  Financial Statements and Exhibits

             (c)           Exhibits

             99(A) Press Release - September 17, 1997 - Fidelity National Financial, Inc. Announces Management Changes.





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                                  EXHIBIT INDEX

     99(A) Press Release - September 17, 1997 - Fidelity National Financial, Inc. Announces Management Changes.